Employee Benefits - Components of Net Periodic Benefit Cost (Details) - United Kingdom - ICON Development Solutions Limited pension plan - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 134	$ 100	$ 107
Interest cost	665	746	867
Expected return on plan assets	(1,171)	(1,214)	(574)
Amortization of net loss	625	160	67
Net periodic benefit cost	$ 253	$ (208)	$ 467